Sun Communities, Inc. Completes Sale of Safe Harbor Marinas to Blackstone Infrastructure April 30, 2025 Southfield, MI, April 30, 2025 (GLOBE NEWSWIRE) -- Sun Communities, Inc. (NYSE: SUI) (the "Company" or “Sun”), a real estate investment trust (“REIT”) that owns and operates or has an interest in manufactured housing (MH) and recreational vehicle (RV) communities, today announced that it has completed the initial closing (the “Initial Closing”) of the sale of its interests in the Safe Harbor Marinas business (“Safe Harbor”), the largest marina and superyacht servicing business in the United States, to an affiliate of Blackstone Infrastructure. The transaction accelerates Sun’s strategy of focusing on its core MH and RV portfolio and significantly enhances its leverage profile and financial flexibility. Sun’s pre-tax cash proceeds after transaction-related costs are approximately $5.25 billion. Pursuant to the terms of the transaction agreement, certain properties representing approximately $250 million of value were not part of the Initial Closing. The sales of those properties remain subject to the receipt of certain third-party consents, which may delay the timing of any such sale or may prevent any such property from being sold at all. “I am extremely pleased to announce the completion of the sale of Safe Harbor, which expedites our goal of repositioning Sun as a pure-play MH and RV focused company,” said Gary A. Shiffman, Chairman and CEO. “We are executing on our stated objectives by taking thoughtful and deliberate actions we believe provide Sun with the strategic focus and financial flexibility to support disciplined growth in our core business. Through our intended uses of proceeds, we expect to deliver value to shareholders by substantially reducing leverage, allocating funds for core asset acquisitions, including potential tax-efficient purchases, and returning capital to shareholders. I would like to thank the entire Safe Harbor team for their partnership and wish them continued success in the future.” Initial Use of Proceeds The Company intends to implement a capital allocation plan that reflects a balanced, tax efficient approach to optimize shareholder value through significantly lower leverage, greater financial flexibility to drive sustainable cash flow growth, and a thoughtful capital return strategy. Balance Sheet Using net proceeds received from the Initial Closing, the Company intends to repay approximately $3.3 billion of debt inclusive of estimated prepayment costs. This includes repayment of approximately $1.6 billion outstanding under the Company’s senior credit facility and the planned payoff of approximately $740 million, inclusive of estimated prepayment costs, of secured mortgage debt that carries a weighted average annual interest rate of 5.3%. In addition, as announced via a separate press release, the Company intends to redeem approximately $950 million, inclusive of estimated prepayment costs, of outstanding unsecured senior notes that carry a weighted average coupon of 5.6% which is expected to occur on May 10, 2025. The Company intends to manage its balance sheet in a leverage range of approximately 3.5x to 4.5x on a long-term basis. Based on the initial debt paydowns, the Company expects to generate annualized interest expense savings of approximately $160 million and reduce the weighted average interest rate on Sun's outstanding indebtedness to approximately 3.5%. Strategic Investments In connection with the Initial Closing, the Company allocated approximately $1.0 billion into 1031 exchange escrow accounts to fund potential future MH and Annual RV acquisitions on a tax efficient basis. The amount of capital deployed, and assets purchased, is subject to successful identification and closing of target acquisitions. Capital Return Strategy: The Board of Directors has authorized a one-time special cash distribution of $4.00 per share, equating to approximately $520 million. The distribution will be payable on May 22, 2025 to shareholders of record on May 14, 2025; The Company intends to increase its quarterly distribution by approximately 10.6% to $1.04 per common share and unit. This increase is expected to begin with the second quarter distribution that is anticipated to be paid during July 2025 for shareholders of record on June 30, 2025. While the Board of Directors has approved the new quarterly distribution policy, the amount of each quarterly distribution on the Company's common shares and units will be subject to final approval by the Board of Directors; and As described in more detail below, the Company's Board of Directors has authorized a stock repurchase program. Stock Repurchase Program The Company’s Board of Directors has authorized a stock repurchase program of up to $1.0 billion of the Company's outstanding common stock. Repurchases under the program may be made at management's discretion from time to time using a variety of methods, which may include open market transactions, privately negotiated transactions, one or more accelerated repurchases, Rule 10b5-1 plans or otherwise, all in accordance with the rules of the SEC and other applicable legal requirements. The actual timing, number and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including the market price of the Company’s stock, general market and economic conditions, applicable legal requirements, and compliance with the terms of the Company’s outstanding indebtedness. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion. Advisors Lazard Frères & Co. acted as lead financial advisor and BofA Securities, BMO Capital Markets and Citigroup also acted as financial advisors to the Company. Latham & Watkins LLP and Taft Stettinius & Hollister LLP acted as legal advisors to the Company on the transaction. ICR, LLC served as communications advisor to the Company. First Quarter 2025 Earnings The Company is scheduled to report first quarter earnings for 2025 on Monday, May 5, 2025, and to host its earnings call at 11:00am ET on Tuesday, May 6, 2025. At that time, the Company expects to provide updated guidance for the remainder of 2025, reflecting the financial impact of the Initial Closing, including related uses, and planned uses, of proceeds known at the time of the earnings announcement. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various "forward-looking statements" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” "guidance", "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to: The Company's liquidity and refinancing demands; The Company's ability to obtain or refinance maturing debt; The Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes; Availability of capital; General volatility of the capital markets and the market price of shares of the Company's capital stock; The risks associated with executing the redemption of the Company’s unsecured senior notes described above; Increases in interest rates and operating costs, including insurance premiums and real estate taxes; Difficulties in the Company's ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; The ability of the Company to complete the proposed sale of the remaining Safe Harbor properties that are subject to receipt of third-party consents on a timely basis or at all; The ability for the Company to realize the anticipated benefits of the sale of Safe Harbor, including with respect to tax strategies, or at all; The Company’s succession plan for its CEO, which could impact the execution of the Company’s strategic plan; Competitive market forces; The ability of purchasers of manufactured homes to obtain financing; The level of repossessions of manufactured homes; The Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures; The Company's remediation plan and its ability to remediate the material weakness in its internal control over financial reporting; Expectations regarding the amount or frequency of impairment losses; Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry and the markets within which the Company operates; Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and pound sterling; The Company's ability to maintain its status as a REIT; Changes in real estate and zoning laws and regulations; The Company's ability to maintain rental rates and occupancy levels; Legislative or regulatory changes, including changes to laws governing the taxation of REITs; Outbreaks of disease and related restrictions on business operations; Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires; and Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements. About Sun Communities, Inc. Sun Communities, Inc. is a REIT that, as of December 31, 2024, owned, operated, or had an interest in a portfolio of 645 developed properties comprising approximately 176,390 developed sites and approximately 48,760 wet slips and dry storage spaces in the United States, Canada, and the United Kingdom. For Further Information at the Company: Fernando Castro-Caratini Chief Financial Officer (248) 208-2500 www.suninc.com Source: Sun Communities, Inc.